UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

Molecular Templates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9301 Amberglen Blvd, Suite 100

Austin, TX 78729

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (512) 869-1555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	MTEM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On May 14, 2021, Molecular Templates, Inc. (the “Company”) through Molecular Templates OpCo, Inc., as borrower, drew down an additional $20 million (the “Second Tranche”) pursuant to its previously disclosed Loan and Security Agreement with K2 HealthVentures LLC, as administrative agent for Lenders, the lenders from time to time party thereto, and Ankura Trust Company, LLC, as collateral agent for Lenders, dated May 21, 2020 (the “K2 Loan and Security Agreement”). The K2 Loan and Security Agreement consists of a total potential borrowing capacity of $45 million, drawable in three tranches subject to the satisfaction of the terms and conditions therein. The first tranche of $15 million was drawn at the initial closing on May 21, 2020. The Second Tranche consists of $20 million, and was drawable between March 1, 2021 and June 30, 2021, at the Company’s option, subject to the achievement of certain clinical milestones. The Company has achieved these milestones and has drawn the Second Tranche. Pursuant to the terms of the K2 Loan and Security Agreement, the principal accrues interest at an annual rate equal to the greater of 8.45% or the sum of the Prime Rate plus 5.2%. Monthly payments commenced on July 1, 2020 and payments will be interest only until July 1, 2023. Thereafter, the loan shall amortize monthly such that the principal amount of the loan and interest accrued thereon shall be fully amortized by the loan’s maturity date of June 1, 2024.

The description of the K2 Loan and Security Agreement in Item 1.01 of the Company’s Current Report on Form 8-K filed on May 22, 2020 is incorporated herein by reference. The foregoing description of the K2 Loan and Security Agreement does not purport to be complete and is qualified in its entirety by reference to the K2 Loan and Security Agreement, which is filed as an exhibit to the Company’s Current Report on Form 8-K filed on May 22, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Molecular Templates, Inc.

Dated: May 17, 2021

	By:	/s/ Eric E. Poma, Ph.D.
	Name:	Eric E. Poma, Ph.D.
	Title:	Chief Executive Officer